UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

Sykes Enterprises, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Employee Letter

Sitel Group® Enters into Definitive Agreement to Acquire Sykes Enterprises, Incorporated

June 18, 2021

Dear SYKES Family,

Today is an exciting day in the history of our group. This morning, we announced that we have entered into a definitive agreement to be acquired by Sitel Group® in an all-cash transaction valued at approximately $2.2 billion.

As a leading global provider of customer experience (CX) products and solutions, Sitel Group® empowers brands to build stronger relationships with their customers by creating meaningful connections that boost brand value. With this combination, the companies will immediately establish a $4 billion+ business focused on providing CX solutions across various client sectors, delivering a wide breadth of solutions to customers.

This combination marks a major milestone in our 40-plus year operating history. Thanks to the hard work of our team members, we are in a position of strength to affect an outcome that validates the execution of our vision, strategy and our differentiated full lifecycle business model. In Sitel Group, whose leadership I have known throughout much of their history and particularly through this process, I am confident that we have a valuable partner with a solid heritage of deep industry knowledge and experience, solid industry reputation, a shared strategic vision and a people-first culture to further advance our leadership position as a leading global provider in a highly fragmented customer experience marketplace.

While this is a huge win for our customers, it also creates new opportunities to further the careers of our employees resulting from a stronger combined company.

The transaction was unanimously approved by both companies’ Boards of Directors and is expected to be completed in the second half of 2021. The transaction is subject to the approval of SYKES’s shareholders and customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other regulatory clearances.

Upon the close of the transaction, SYKES will become a privately held company and subsidiary of Sitel Group and its shares will cease trading on Nasdaq.

As we embark on the next phase of our journey, there is an opportunity to take the business to historic heights with a proven partner with similar culture and values.  We look forward to sharing more details on this exciting combination in the coming weeks and months.

For more information, please read our press release and the attached FAQ document.

Best regards,

Chuck Sykes

President & CEO

SYKES Enterprises, Incorporated

Forward-Looking Statements

Certain information contained in this Communication constitutes “forward-looking statements.” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of SYKES, the expected completion and timing of the proposed merger and other information relating to the proposed merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. Such forward-looking statement are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from SYKES’ expectations as a result of a variety of factors. Forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which SYKES is unable to predict or control and which may cause SYKES’ actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements in relation to the proposed merger. SYKES disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements and as it relates to the proposed merger include, but are not limited to:

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the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including those circumstances in which the Company would be required to pay a termination fee;

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the failure of the parties to satisfy conditions precedent to the completion of the proposed merger, including the failure to obtain the requires approvals of SYKES’ shareholders for the proposed merger or the transaction parties’ failure to obtain necessary regulatory approvals;

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the later existence of any unanticipated difficulties or expenses related to the proposed merger, including the disruption of any existing plans or any impact on employee retention following the announcement of the proposed merger;

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the risk that regulatory or other approvals are delayed or are subject to terms and conditions not otherwise anticipated, or that the proposed merger may not be otherwise completed in a timely manner or at all;

•	the impact of any response to the announcement and pendency of the merger by customers, business partners, service providers or other government regulators;
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the commencement of any legal proceedings or the entry of any judgments or settlements, including any lawsuits that may be filed against the Company, its board of directors, executive officers or other individuals following the announcement of the proposed merger; and

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and the risks, uncertainties, and other factors detailed from time to time in SYKES’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed or furnished with the Securities and Exchange Commission.

SYKES assumes no obligation to update any forward-looking statement contained in this communication.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement (the “Proxy Statement”) and mail the proxy statement to its shareholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, EACH AS FILED WITH THE SEC. EACH OF THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://investor.sykes.com/company/investors/financial-reports-and-filings/sec-filings/default.aspx.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2021. If the holdings of the Company’s securities change from the amounts provided in the proxy statement for its 2021 Annual Meeting of Shareholders, or from the amounts provided in the Proxy Statement, such changes will be set forth in SEC filings on Forms 3, 4 and 5. These documents are available free of charge as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.